SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2001



                 Trust Certificates (TRUCs), Series 2001-1 Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                      New York                            333-58504-01                 13-7295550
-----------------------------------------------------------------------------------------------------
(State or other jurisdiction                     (Commission                     (I.R.S. employer
     of incorporation)                            file number)                    identification no.)

           c/o U.S. Bank Trust National Association.
               100 Wall Street, Suite 1600
               New York, New York                                                   10005
-----------------------------------------------------------------------------------------------------
            (Address of principal executive offices)                              (Zip code)



        Registrant's telephone number, including area code (212)-361-2459
                                 --------------


   ______________________________N/A_________________________________
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the September 15, 2001 Distribution Date

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Trust Certificates (TRUCs), Series 2001-1 Trust
                                By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series
                                         2001-Trust


                                By: /s/ Marlene J. Fahey
                                    --------------------
                                Name:  Marlene J. Fahey
                                Title: Vice President


Dated: June 5, 2002

                                 EXHIBIT INDEX


Exhibit                                                                    Page
------                                                                     ----

1. Trustee's Report in respect of the September 15, 2001                     5
   Distribution Date